Exhibit 99.1

SETTLEMENT AGREEMENT AND MUTUAL RELEASE

For and in consideration of payment of the funds referenced below, and the representations and covenants herein, this Settlement Agreement and Release (“the Agreement”) is made and delivered by and between the United States Small Business Administration (“SBA”), a federal agency, and ELK Associates Funding Corp. (“ELK”) (collectively “the Parties”) as of October 31, 2012 (“the Effective Date”).

WHEREAS, ELK is a small business investment company (“SBIC”) licensed and regulated by SBA under the provisions of the Small Business Investment Act, 15 U.S.C. §661 et seq. and the regulations promulgated thereunder at 13 C.F.R. §107.20 et seq. (collectively “the Act”);

WHEREAS,     Section 303 of the Act, 15 U.S.C. §683, authorizes SBA to provide financing, or Leverage, as that term is defined in the Act, to licensed SBICs, such as ELK;

WHEREAS, ELK currently has $21,175,000 in outstanding Leverage, as that term is defined in 13 C.F.R. §107.50, plus interest, fees and any other funds owed to the SBA through the Effective Date and additional interest which may accrue through the date the Payment is tendered (the “SBA Debt”):

WHEREAS, on or about March 20, 2012, ELK filed a complaint and motion for preliminary injunction and temporary restraining order against SBA and its Administrator, Karen Mills, in ELK Associates Funding v. U.S. Small Business Administration, et. al., Case No. 12-cv-00438 (CKK) in the United States District Court for the District of Columbia (“the Litigation”) alleging, among other things, arbitrary and capricious actions by SBA;

WHEREAS, on or about June 7, 2012, ELK filed an Amended Complaint (“the Amended Complaint”) in the Litigation alleging, among other things, arbitrary and capricious actions by SBA;

WHEREAS, SBA has filed an Answer denying ELK's allegations as set forth in the Amended Complaint and has filed a Motion for Summary Judgment in the Litigation, which motion is still pending;

WHEREAS, ELK has filed a Motion for Leave to Serve Discovery on Defendant Small Business Administration, which motion is still pending;

WHEREAS, the Parties are desirous of resolving all matters at issue between them, including the Litigation;

WHEREAS, ELK has offered, and SBA has agreed to accept, the sum of $7,900,000 in one lump sum payment, due forty five (45) days from the Effective Date of this Agreement, in full satisfaction of the SBA Debt;

WHEREAS, ELK has offered, and SBA has agreed to accept, the surrender of ELK's license to operate as an SBIC;

WHEREAS, ELK and SBA will file a Joint Stipulation of Dismissal With Prejudice of the Litigation upon execution of this Agreement, with each side bearing its own costs and attorney's fees;

WHEREAS, the Parties understand and acknowledge that this Agreement contains settlement of disputed claims in the Litigation and that the Parties, by entering into this Agreement, make no admission of fault or liability for any purpose.

NOW, THEREFORE:

1.	Subject to the terms of this Agreement, ELK shall tender to SBA and SBA shall accept $7,900,000 (“the Payment”) in full and final satisfaction of ELK's SBA Debt.

2.

ELK shall tender the Payment in one (1) lump sum payment due no later than forty five days from the Effective Date of this Agreement, which Payment shall be tendered via wire transfer per instructions forwarded by SBA.

3.	ELK shall offer, and SBA shall accept, the surrender of ELK's SBIC license in the form of a Surrender Letter substantially similar to Exhibit A, attached hereto to this Agreement;

4.

ELK shall execute a Consent Order of Receivership, attached hereto as Exhibit B, which Consent Order of Receivership shall be filed by SBA only in the event that ELK fails to make the Payment as set forth in paragraph 1 and 2 of this Agreement within the time period set forth therein. In the event the Payment is made as agreed herein, the Consent to Receivership, by its terms, shall become immediately void and shall have no force and effect.

5.

Upon execution of this Agreement, the Parties will file a Joint Stipulation Dismissing the Litigation, ELK Associates Funding v. U.S. Small Business Administration, et al., Case No. 12-cv-00438 (CKK), currently pending in the United States District Court for the District of Columbia, the form of which is attached hereto as Exhibit C, with each party bearing its own costs and attorney's fees.

6.

With the exception of the items set forth in paragraph 7, below, SBA, on behalf of itself and its successors and assigns, predecessors, officers, officials and its present and former employees and agents, in their official capacities only (collectively, the "SBA Releasors"), hereby releases and forever discharges ELK, its successors and assigns, predecessors, shareholders, officers, directors, representatives, agents, and employees (collectively, the "Elk Releasees") from any and all actions, causes of action, claims, rights, and demands of every kind and nature, in law or equity, whether known or unknown, suspected or unsuspected, which the SBA Releasors now have, may have or has ever had against any Elk Releasee, from the beginning of the world to the Effective Date. SBA acknowledges and agrees that all Elk Releasees who or which are not parties to this Agreement are third party beneficiaries of this paragraph 6, and are entitled to independently enforce the provisions hereof.

7.     THIS AGREEMENT DOES NOT CONSTITUTE A RELEASE FOR THE FOLLOWING:

(a)	Any civil, criminal or administrative claims by the Internal Revenue Service arising under Title 26, U.S. Code (Internal Revenue Code); or

(b)	Any criminal liability; or

(c)	Any claims based upon the representations, rights, duties, or obligations of the Parties set forth in this Agreement; or

(d)	Any claims arising from fraudulent conduct; or

(e)	Any claims by any other federal agency of the United States;

SBA acknowledges that it is, as of the Effective Date of this Agreement, unaware of any such claims or referrals regarding Elk.

8.   ELK, on behalf of itself and its successors and assigns, predecessors, officers, present or former employees and agents, in their official capacities only (collectively the "Elk Releasors"), hereby releases and forever discharges SBA, its officials or its present or former employees or agents, in their official capacities only (collectively, the "SBA Releasees") from any and all actions, causes of action, claims, rights, and demands of every kind and nature, in law or equity, whether known or unknown, suspected or unsuspected, which the SBA Releasors now have, may have or has ever had against any Elk Releasee, from the beginning of the world to the Effective Date. Elk acknowledges and agrees that all SBA Releasees who or which are not parties to this Agreement are third party beneficiaries of this paragraph 8, and are entitled to independently enforce the provisions hereof.

9.     Each party represents and warrants that the consideration it has given and received hereunder is fair and adequate consideration for the covenants, undertakings, forbearances, representations and promises contained herein.

10.   Each party warrants that it, through its signatories below, has the authority to execute and enter into this Agreement.

11.    This Agreement shall be governed by federal law except where no federal law exists, in which case the laws of the State of New York shall control.

12.   The Parties have each retained counsel of their own choosing, and have obtained the advice of counsel with regard to each and every issue directly or collaterally embraced within this Agreement.

13.    This Agreement contains the entire agreement of the Parties. No promise or inducement has been made except as set forth herein, and no representation or understanding, whether written or oral, that is not expressly set forth herein shall be enforced or otherwise be given any force and effect in connection therewith.

14.    The Parties agree that preparation of this Agreement was collaborative in nature, and so agree that any presumption or rule that an agreement is construed against its drafter shall not apply to the interpretation of this Agreement or any term or provision hereof.

15.    This Agreement may be executed in counterparts, all of which together shall constitute one Agreement. A facsimile or PDF copy of an executed copy of this Agreement shall be fully as valid and binding as an original signed copy thereof.

Executed and delivered as of this 31st day of October, 2012.

U.S. Small Business Administration, a federal agency

By:

ELK Associates Funding Corp.

By: